Exhibit 99.2

Grace Pacific Corporation Acquisition Kama’aina Firms to Join Forces June 7, 2013

DISCLOSURE Statements in this presentation that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described in our 2012 Annual Report on Form 10-K and in our other subsequent filings with the SEC. These forward looking statements are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. 36,000-acre sugar plantation Grace Pacific’s Densiphalt Operations at Honolulu International Airport A&B Announces Acquisition of Grace Pacific Corporation│June 7, 2013

Grace Pacific’s Kalanianaole Highway Operations Transaction highlights & strategic fit Stan Kuriyama About Grace Pacific Corporation Stan Kuriyama Transaction & timetable George Morvis Questions & answers CALL AGENDA

Identify attractive growth opportunities in Hawaii Leverage market knowledge & relationships to create shareholder value Grace Pacific Corporation is an excellent opportunity to grow our business in Hawaii Complements A&B’s existing businesses Strengthens A&B financially & strategically STRATEGIC FOCUS ON HAWAII Grace Pacific’s Paving Operations Waihonua Site Port Allen Solar Farm A&B Announces Acquisition of Grace Pacific Corporation│June 7, 2013

Grace – Hawaii’s leading infrastructure company Vertically-integrated natural materials & paving firm, with ownership of: One of three quarries on Oahu State’s primary liquid asphalt terminal 7 hot mix asphalt plants 60% share of state’s hot mix asphalt market 50% share of state’s asphalt paving market STRATEGIC FOCUS ON HAWAII Grace Pacific’s Paving Operations Grace Pacific’s Hot Mix Operations Grace Pacific’s Asphalt Operations

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Extend & enhance capabilities Broaden capabilities in building communities to include infrastructure work Increase investment in Hawaii Fully leverage economic growth in Hawaii Strengthen A&B’s financial profile & flexibility Strong & steady cash flows Increases ability to execute on broad range of real estate opportunities Mitigates real estate sales & ag earnings variability Accretive to earnings for the first full year Initiation of modest quarterly dividend STRATEGIC RATIONALE Grace Pacific’s Hot Mix Operations Grace Pacific’s Densiphalt Operations Grace Pacific’s Kapaa Quarry HMA Plant

An opportune time to acquire Increased spending for Hawaii roads Hawaii’s roads consistently ranked among the worst in America $120M to $150M per year for the next five years to repave & maintain Oahu’s roads Expected increases in state & federal roadway spending Improving Hawaii economy 7 to 11% annual growth forecasted for the next three years in Hawaii construction sector STRATEGIC RATIONALE A&B Announces Acquisition of Grace Pacific Corporation│June 7, 2013

FINANCIAL BENEFITS AS OF OR FOR THE PERIOD ENDED MARCH 31, 2013 - UNAUDITED TTM EBITDA $35M Revenue $212M Construction Backlog $200M up 30% 6 Months EBITDA & Revenue up 20%+ Key Financial Benefits Strong & stable cash flow Enhance ability to pursue future real estate opportunities Offsets more variable real estate & ag earnings Initiate modest quarterly dividend targeted at $0.04 per share

UNIQUE ASSETS Market knowledge, deep relationships Fee-simple ownership of 800 acres in Hawaii 532 acres in Oahu’s primary area of growth One of three quarries on Oahu, but only one in western area of growth Includes 50 acres with development potential Hot mix asphalt plants throughout the state 3 on Oahu, 1 on Maui, the Big Island, Kauai & Molokai Expertise in quarry management & operations Oahu quarry $30M in new facility; efficiency gains expected Adequate reserves for 2+ decades

TRANSACTION OVERVIEW A&B to acquire Grace Pacific Corp. for $277M (enterprise value) Includes assumption of projected $42M of net debt Equity consideration of $235M (subject to adjustment at closing) 85% to be paid in stock; 15% in cash (subject to adjustment at closing) Shares valued using 20-day VWAP prior to closing, subject to a collar of $31.50 to $37.50 per share Walk-away rights at $29 per share for Grace & $40 per share for A&B 10% to be retained by A&B for 12 to 18 months following close 5% cash required for closing/settlement ($12M)

STRONG FINANCIAL PROFILE PROJECTED METRICS AT CLOSING - UNAUDITED Accretive to EPS First full year Consolidated Borrowing Capacity $225M (incl. Pearl Highlands) Consolidated Quarterly Dividend $0.04 per share Consolidated Debt to Debt Plus Equity 28% to 32% (incl. Pearl Highlands) Grace Future Cap Ex Requirements <$7M Avg. Annually

TIMING & APPROVALS June 6 Transaction announcement Late June Preliminary proxy/prospectus to be filed on Form S-4 Late 3Q13 Shareholder vote 4Q13 Transaction close

Rare opportunity to acquire Hawaii-based business with strong financial & operating profile Growth expected in Hawaii infrastructure construction Strengthens A&B’s financial profile Mitigate variable real estate sales & ag earnings Enhances ability to pursue real estate opportunities Initiate modest dividend CLOSING REMARKS Grace Pacific’s Asphalt Plant Grace Pacific’s Makakilo Quarry

Enhances strategic position Broadens community building capabilities Provides more robust vehicle to invest in Hawaii’s future Over $465M of Hawaii investments announced or completed in 2013 Grace ($277M) Waianae Mall ($30M) Napili Plaza ($19M) Pearl Highlands Center ($142M) CLOSING REMARKS Grace Pacific’s Hot Mix Operations Pearl Highlands Center Grace Pacific’s Asphalt Operations

Grace Pacific Corporation Acquisition Kama’aina Firms to Join Forces June 7, 2013

PARTICIPANTS IN A SOLICITATION Alexander & Baldwin and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of A&B shareholders that will be held, at which shareholders will be asked to consider the proposed issuance of A&B shares in the transaction. Information about Alexander & Baldwin’s directors and executive officers and their ownership of Alexander & Baldwin’s common stock is set forth in the proxy statement for Alexander & Baldwin’s Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2013. Shareholders may obtain additional information regarding the interests of Alexander & Baldwin, Inc. and its directors and executive officers in the proposed transaction, which may be different than those of A&B’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed transaction, when filed with the SEC.

WHERE TO FIND ADDITIONAL INFORMATION This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A&B will file a registration statement on Form S-4 that includes a proxy statement/prospectus and other relevant documents in connection with the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE COMPANY AND GRACE. Investors may obtain a free copy of the proxy statement/prospectus and other filings containing information about the proposed transaction, the Company and Grace, free of charge, at the website maintained by the SEC at www.sec.gov after such documents have been filed with the SEC. In addition, after such documents have been filed with the SEC, copies of the proxy statement/prospectus and other filings containing information about the proposed transaction, the Company and Grace can be obtained without charge by sending a request to Alyson J. Nakamura, A&B corporate secretary, c/o A&B Law Department, 822 Bishop Street, Honolulu, Hawaii 96813; or by accessing them on the Company’s web site at http://www.alexanderbaldwin.com.